UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

PURSUANT TO SECTION 13 OR 15D OF THE
SECURITIES EXCHANGE ACT OF 1934

April 28, 2006
Date of earliest event reported

U.S. CANADIAN MINERALS, INC.

Exact name of registrant as specified in its charter
Nevada
State or other jurisdiction of incorporation

0-25523
Commission File Number

33-0843633
IRS Employer Identification No.

4955 S. Durango Suite 216, Las Vegas, Nevada 89113
Address of principal executive offices Zip Code

702 433-8223
Registrants telephone number, including area code

Former name or former address, if changed since last report.
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing
obligation of the registrant under any of the following provisions see General Instruction A.2. below:
? Written communications pursuant to Rule 425 under the Securities Act 17 CFR 230.425
? Soliciting material pursuant to Rule 14a-12 under the Exchange Act 17 CFR 240.14a -12
? Pre-commencement communications pursuant to Rule 14d-2 b
 under the Exchange Act  17 CFR 240.14d -
2 b
? Pre-commencement communications pursuant to Rule 13e-4 c
 under the Exchange Act  17 CFR 240.13e -
4 c

Section 5  Corporate Governance and Management
Item 502. Departure of Directors or Principal Officers;
Election of Directors; Appointment of Principal
Officers.

Item
502 c

Effective April 28, 2006, Mr. Rendal Williams resigned as CEO,
 Director and Chairman of the Board of
U.S. Canadian Minerals, Inc.




Item
502 d
Effective April 28, 2006, Mr. Frank J. Van der Bok Busboom was appointed a Director of the Company.



There are no family relationships between the directors and officers of the Company.


-2-

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this
report to be signed on its behalf by the undersigned hereunto duly authorized.

                U.S. Canadian Minerals, Inc.


Date: May 2, 2006,
  /s/ Adam Jenn______

President




Date of Report
May 2, 2006
Commission File No.:
0-25523